Business Acquisition (Details) - Schedule of fair value of the identifiable assets acquired at the acquisition	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Mar. 31, 2017 CNY (¥)	Mar. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2016 USD ($)
Schedule of fair value of the identifiable assets acquired at the acquisition [Abstract]
Cash							¥ 144,953	$ 21,000
Intangible—non-compete agreement							9,663,553	1,400,000
Intangible—technology know-how							12,424,568	1,800,000
Goodwill	¥ 352,079,834	$ 50,468,713	¥ 351,334,021	$ 51,190,993	¥ 350,023,470	$ 51,000,040	33,554,007	4,862,900	¥ 317,958,966	$ 45,795,617
Net assets acquired							¥ 55,787,081	$ 8,083,900